                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                             BRIDGFORD FOODS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                           BRIDGFORD FOODS CORPORATION

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 14, 2001

                                   ----------

To the Shareholders of BRIDGFORD FOODS CORPORATION:

         The annual meeting of the shareholders of Bridgford Foods Corporation, a California corporation (the "Company"), will be held at the Four Points Sheraton,1500 South Raymond Avenue, Fullerton, California, on Wednesday, March 14, 2001 at 10:00 a.m., for the following purposes:

                  (1) To elect eight directors to hold office for one year or until their successors are elected and qualified.

                  (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year commencing November 4, 2000.

                  (3) To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on February 2, 2001 are entitled to notice of and to vote at said meeting or any adjournment thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.


                       By order of the Board of Directors



                       William L. Bridgford
                       Secretary


Anaheim, California
February 9, 2001

                           BRIDGFORD FOODS CORPORATION
                1308 NORTH PATT STREET, ANAHEIM, CALIFORNIA 92801

                                   ----------

                                 PROXY STATEMENT

                                   ----------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 14, 2001

         The enclosed proxy is solicited by the Board of Directors of Bridgford Foods Corporation, a California corporation (the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at the Four Points Sheraton,1500 South Raymond Avenue, Fullerton, California, on Wednesday, March 14, 2001 at 10:00 a.m., and at any adjournment thereof. All shareholders of record at the close of business on February 2, 2001 are entitled to notice of and to vote at such meeting. This Proxy Statement and the accompanying proxy are being mailed on or about February 9, 2001.

         The persons named as proxies were designated by the Board of Directors and are officers and directors of the Company. Any proxy may be revoked or superseded by executing a later proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. All proxies, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted FOR election of the director nominees proposed by the Board of Directors and FOR ratification of the Company's appointment of PricewaterhouseCoopers LLP as independent public accountants for the Company. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

         All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in a broker or nominee name.

         At the close of business on February 2, 2001, there were 10,568,412 shares of common stock of the Company outstanding. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such shareholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually to serve until the next annual meeting of the shareholders or until their respective successors are elected. At the Annual Meeting, eight directors are to be elected. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the annual meeting. Each of these individuals has served as a director since the last annual meeting, except for Mr. Richard A. Foster. Mr. John W. McNevin is retiring from the Board of Directors upon expiration of his current term at the Annual Meeting and will not stand for re-election to the Board of Directors. All current directorships are being filled.

         Unless otherwise instructed, shares represented by the proxies will be voted for the election of the nominees listed below. Each nominee has indicated that he is willing and able to serve as director if elected. In the event that any of such nominees shall become unavailable for any reason, an event which management does not anticipate, it is intended that proxies will be voted for substitute nominees designated by management.

         The following table and biographical summaries set forth, with respect to each nominee for director, his age, the positions he holds in the Company and the year in which he first became a director of the Company. Data with respect to the number of shares of the Company's Common Stock beneficially owned by each of such directors as of February 2, 2001 appears on page 5 of this Proxy Statement.

                                                                        YEAR FIRST
                                                                          BECAME
       NAME              AGE      CURRENT POSITION AT THE COMPANY(1)     DIRECTOR
       ----              ---      ----------------------------------    ----------

Allan L. Bridgford       66       Chairman and Member of the
                                  Executive Committee                      1952
Robert E. Schulze        66       President and Member of the
                                  Executive Committee                      1980
Hugh Wm. Bridgford       69       Chairman of the Executive Committee
                                  and Vice President                       1952
Paul  A. Gilbert         58       Director                                 1993
Richard A. Foster        65       Nominee for Director                       -
Steven H. Price          60       Director                                 1988
Norman V. Wagner II      71       Director                                 1990
Paul R. Zippwald         63       Director, Audit Committee Chairman       1992

(1) Robert E. Schulze is a full-time employee of the Company. Hugh Wm. Bridgford and Allan L. Bridgford are brothers.

DIRECTORS

         Allan L. Bridgford, elected Chairman in March of 1995, served previously as President of the Company for more than five years and has been a full-time employee of the Company since 1957. Allan L. Bridgford reduced his work schedule to 80% since March of the 2000 fiscal year.

         Robert E. Schulze, elected President in March of 1995, served previously as Executive Vice President, Secretary and Treasurer of the Company for more than five years. Mr. Schulze has been a full-time employee of the Company since 1964.

         Hugh Wm. Bridgford, Chairman of the Executive Committee and elected Vice President in March of 1995, previously served as Chairman of the Board of the Company for more than five years and has been a full time employee of the Company since 1955. Hugh Wm. Bridgford reduced his work schedule to 80% since November 1997 of the 1998 fiscal year.

         Paul A. Gilbert has been Senior Vice President, Sales, Salomon Smith Barney, Inc. for more than five years and was formerly with Kidder, Peabody & Co. Incorporated, an investment banking firm.

         Richard A. Foster was President of Interstate Electronics Corporation, a wholly owned subsidiary of Figgie International, Inc., from 1979 until his retirement in 1991. Mr. Foster also served as Vice President of Figgie International, Inc. from 1986 to 1991. He received his Bachelor of Science degree from Stanford University and his Master of Science degree from University of California, Los Angeles.

         Steven H. Price has been in the family property management business for more than the past five years. Mr. Price also was active as an avocado farmer for more than five years prior to the sale of his property in 1991.

         Norman V. Wagner II was President of Signal Landmark Properties, Inc., a real estate development firm, from 1976 until his retirement in 1988. Mr. Wagner is currently retired.

         Paul R. Zippwald was Regional Vice President and Head of Commercial Banking for Bank of America NT&SA, North Orange County, California, for more than five years prior to his retirement in July 1992. Mr. Zippwald is currently retired.

         During fiscal year 2000 the Company's Board of Directors held 12 regular monthly meetings. Each of the nominees holding office attended at least 75% of the monthly meetings. Non-employee directors are paid $1,000 for each meeting attended. Employee directors received no additional compensation for their services.

COMPENSATION AND AUDIT COMMITTEES

         During fiscal 2000, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee. The Compensation Committee consisted of Messrs. Gilbert, McNevin, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. Each of these individuals were non-employee directors. The Compensation Committee is responsible for establishing and administering the Company's compensation arrangements for all executive officers. The Compensation Committee held two formal meetings during fiscal 2000, each of which was attended by all committee members.

         The Audit Committee consisted of Messrs. Gilbert, McNevin, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. All members of the Audit Committee meet the independence standards of the rules promulgated by the Securities and Exchange Commission and the standards of the NASDAQ. The Audit Committee meets periodically with the Company's independent public accountants and reviews the Company's accounting policies and internal controls. It also reviews the scope and adequacy of the independent accountants' examination of the Company's annual financial statements. In addition, the Audit Committee recommends the firm of independent public accountants to be retained by the Company and approves all material non-audit services provided by them. The Audit Committee held two formal meetings during fiscal 2000, each of which was attended by all committee members. In addition, the audit committee holds a pre-earnings release conference with the Company's independent public accountants on a quarterly basis. The Audit Committee adopted an Audit Committee Charter on May 8, 2000, a copy of which is attached to this Proxy Statement as Exhibit A.

EXECUTIVE OFFICERS

         The Company has five executive officers elected on an annual basis to serve at the pleasure of the Board of Directors:

Allan L. Bridgford         Chairman(1)
Robert E. Schulze          President(1)
Hugh Wm. Bridgford         Vice President(1)
Salvatore F. DeGeorge      Senior Vice President(2)
Lawrence D. English        Vice President

(1) Messrs. Allan L. Bridgford, Robert E. Schulze and Hugh Wm. Bridgford are each members of the Company's Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

(2)  Scheduled retirement February 21, 2001.

         A biographical summary regarding Messrs. Allan L. Bridgford, Robert E. Schulze and Hugh Wm. Bridgford is set forth above under the caption "Directors." Biographical information with respect to the Company's other executive officers is set forth below:

         Salvatore F. DeGeorge, age 69, has served as a Vice President of the Company for more than the past five years and was elected Senior Vice President in 1990. Mr. DeGeorge will retire from the Company on February 21, 2001.

         Lawrence D. English, age 69, has served as a Vice President of the Company for more than the past five years.

                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 2, 2001 by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, by each director, and nominee for director by each executive officer named in the Summary Compensation Table and by all officers and directors as a group.

                 AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED

                                                                                            PERCENTAGE OF
                                SOLE              SHARED                                     OUTSTANDING
  NAME AND ADDRESS           VOTING AND         VOTING AND                TOTAL                 SHARES
OF BENEFICIAL OWNER(1)    INVESTMENT POWER   INVESTMENT POWER(2)    BENEFICIALLY OWNED    BENEFICIALLY OWNED
----------------------    ----------------   -------------------    ------------------    ------------------

Bridgford Industries          7,156,396                 --              7,156,396                67.7
 Incorporated
Hugh Wm. Bridgford               47,917          7,156,396              7,204,313                68.1
Allan L. Bridgford              155,882          7,156,396              7,312,278                69.1
Bruce H. Bridgford                5,986          7,156,396              7,162,382                67.7
Baron R.H.  Bridgford             1,654          7,156,396              7,158,050                67.7
 170 North Green St.
  Chicago, IL 60607
Robert E. Schulze               167,870                 --                167,870                 1.6
Salvatore F. DeGeorge             2,522                 --                  2,522                *
Lawrence D. English               5,282                 --                  5,282                *
Paul A. Gilbert                     605                 --                    605                *
Richard A. Foster                 2,210                 --                  2,210                *
John W. McNevin                  15,138                 --                 15,138                *
Steven H. Price                   1,797                 --                  1,797                *
Norman V. Wagner II               1,360                 --                  1,360                *
Paul R. Zippwald                  1,452                 --                  1,452                *

All directors and
  officers as a group
  (13 persons)                7,566,071                 --              7,566,071                71.5


*    Less than one percent (1%).

(1) Unless otherwise indicated, the address of such beneficial owner is the Company's principal executive offices, 1308 N. Patt Street, Anaheim, California 92801.

(2) Represents shares beneficially owned by Bridgford Industries Incorporated, a Delaware corporation ("BII"), which presently has no other significant business or assets. Allan L. Bridgford, Hugh Wm. Bridgford, Baron R.H. Bridgford and Bruce H. Bridgford presently own .76%, .50%, 9.54% and 10.29%, respectively, of the outstanding voting capital stock of BII and each has the right to vote as trustee or custodian for other stockholders of BII 15.29%,6.11%, 2.94% and 1.21%, respectively, of such outstanding voting capital stock. The remaining percentage of BII stock (53.36%) is owned of record, or beneficially, by 47 additional members of the Bridgford family. The officers of BII jointly vote all shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the preceding fiscal year its officers, directors and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the three fiscal years ended 1998, 1999 and 2000 to the Company's chief executive officer and the four remaining most highly paid executive officers whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                                           LONG-TERM COMPENSATION
                              -------------------                                         ---------------------------
                                                                                          AWARDS              PAYOUTS
                                                                                          ------              -------
                                                                      OTHER(4)                                              ALL
                                                                       ANNUAL     RESTRICTED                  LTIP         OTHER
                                                                       COMPEN-      STOCK        OPTIONS/    PAYOUTS      COMPEN-
NAME AND PRINCIPAL POSITION   YEAR      SALARY($)       BONUS($)       SATION       AWARDS        SARS(#)      ($)       SATION($)
---------------------------   ----      ---------       --------      --------     ---------     --------    -------     ---------

Allan L. Bridgford            2000*      260,767      329,345(2)         --           -0-           -0-        -0-       3,500(5)
  Chairman of the             1999       229,917      470,000(2)(3)      --           -0-           -0-        -0-       3,500(5)
  Board(1)                    1998       199,108      410,000(2)(3)      --           -0-           -0-        -0-       3,500(5)

Robert E. Schulze             2000*      275,167      380,000(2)         --           -0-           -0-        -0-          --
  President(1)                1999       229,917      470,000(2)(3)      --           -0-           -0-        -0-          --
                              1998       199,108      410,000(2)(3)      --           -0-           -0-        -0-          --

Hugh Wm. Bridgford            2000*      245,317      304,000(2)         --           -0-           -0-        -0-       2,525(5)
  Vice President and          1999       209,117      376,000(2)(3)      --           -0-           -0-        -0-       3,222(5)
  Chairman of the             1998       178,317      328,000(2)(3)      --           -0-           -0-        -0-       3,222(5)
  Executive Committee(1)

Salvatore F. DeGeorge         2000*       94,005      131,555(3)         --           -0-           -0-        -0-      43,631(6)
  Senior Vice President       1999        82,420      123,934(3)         --           -0-           -0-        -0-          --
                              1998        82,520      123,664(3)         --           -0-           -0-        -0-          --

Lawrence D. English           2000*       73,065       75,562            --           -0-           -0-        -0-          --
 Vice President               1999        66,900       78,027            --           -0-           -0-        -0-          --
                              1998        63,780       90,672            --           -0-           -0-        -0-          --

* - 53 week fiscal year in 2000 versus 52 weeks each in 1999 and 1998.

(1) Messrs. Hugh Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze are members of the Company's Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

(2) Represents deferred contingent compensation payable over periods of five years pursuant to bonuses granted by the Company's Compensation Committee.

(3) Includes amounts related to the Deferred Compensation Savings Plan as follows: Hugh Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze-- $50,000 each ; Salvatore F. DeGeorge, $25,000. The Deferred Compensation Savings Plan enables certain employees designated by the Board of Directors to elect, during November of each calendar year, to defer the payment of a specified portion of their future compensation to subsequent years. The Company's obligation to pay the sums deferred is unsecured. Deferred sums are payable to participants upon retirement or termination of employment. In fiscal 2000, all sums deferred under the Deferred Compensation Savings Plan earned an interest rate of 9.71%. In future years the yield on these deferrals is credited at Moody's Investors Service, Inc. average seasoned bond rate plus 2%. Under current federal tax law, a participant will not be taxed on the amount of compensation deferred until it is paid to the participant pursuant to the Deferred Compensation Savings Plan.

(4) Other annual compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for any of the named executives.

(5) Represents premiums paid by the Company in connection with split-dollar insurance policies.

(6)  Represents payment from Supplemental Executive Retirement Plan.

                                 RETIREMENT PLAN

         The Company has a defined benefit plan ("Plan") for those of its employees not covered by collective bargaining agreements. The Plan, administered by a major life insurance company, presently provides that participants receive an annual benefit on retirement equal to 1 1/2% of their total compensation from the Company during their period of participation from 1958. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of fully-insured monthly lifetime annuity contracts commencing at age 65 or the participant's date of retirement, whichever is later. Based on projections used for computing benefits under the Plan, the estimated annual benefits at normal retirement would be as follows:

                    Allan L. Bridgford         $ 52,320
                    Robert E. Schulze          $ 48,492
                    Hugh Wm. Bridgford         $ 52,260
                    Salvatore F. DeGeorge      $ 39,420
                    Lawrence D. English        $ 27,996
                                               --------

                    All officers               $220,488
                                               ========

                      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Retirement benefits otherwise available to key executives under the Company's Plan have been limited by the effects of the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") and the Tax Reform Act of 1986 ("TRA"). To offset the loss of retirement benefits associated with TEFRA and TRA, the Company has adopted a non-qualified "makeup" benefit plan (Supplemental Executive Retirement Plan). Benefits will be provided under this plan for key employees equal to 60% of their final average earnings minus any pension benefits and primary insurance amounts available to them under Social Security. However, in all cases the combined benefits are capped at $120,000 per year. Eligibility is determined by the Board of Directors of the Company and the projected annual benefits to be paid at normal retirement date to those presently selected are as follows:

                    Allan L. Bridgford         $ 51,532
                    Robert E. Schulze          $ 56,101
                    Hugh WM. Bridgford         $ 61,084
                    Salvatore F. DeGeorge      $ 74,801
                                               --------

                    All officers               $243,518
                                               ========

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports of the Compensation Committee and the Audit Committee and the Performance Graphs on page 10 and 11 shall not be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Company consists of the outside members of the Board of Directors. During fiscal 2000, the Compensation Committee consisted of Messrs. Gilbert, McNevin, Price, Wagner and Zippwald. The Company's executive compensation policy's aim is to attract, retain and motivate key employees while making sure that a relationship exists between executive compensation and the Company's performance. Accordingly, the Company policy of compensation for its executive officers is to combine annual base salaries with bonuses based upon corporate performance.

         Historically, the Company has been principally managed by an Executive Committee consisting of senior executive officers of the Company. The Executive Committee, as a unit, serves as the Company's "Chief Executive Officer". The Executive Committee currently consists of three members. The current members are Allan L. Bridgford, Chairman of the Board of Directors, Robert E. Schulze, President, and Hugh Wm. Bridgford, Chairman of the Executive Committee and Vice President. For the last several years, the Compensation Committee has determined that each member of the Executive Committee should be compensated on an equal basis with pro-rata adjustments for reduced work schedules.

         The current compensation plan sets forth a minimum base salary of $2,000 per week for each member of the Executive Committee plus incentive amounts that may be earned as additional future salary and/or as deferred contingent compensation ("bonuses"). The Compensation Committee deems continuity of management to be an important consideration for the long-term success of the business and, therefore, payments of bonuses are currently deferred over a five year period. No interest is paid or accrued on the earned but unpaid bonuses. Consistent with the compensation policy for all of the Company's corporate officers, as discussed below, the principal factor used by the Compensation Committee to determine the bonuses to be paid the members of the Executive Committee is the measure of the Company's performance which is based upon the Company's pretax income and return on shareholders' equity for the current fiscal year.

         The Compensation Committee has elected not to provide incentive compensation to the executive officers in the form of stock options, stock appreciation rights, restricted stock or other similar plans. The Compensation Committee also directs that perquisite compensation be minimal for members of the Executive Committee. Members of the Executive Committee are not to be provided with country club memberships or other similar perquisites.

         Compensation for executive officers other than those on the Executive Committee are recommended to the Compensation Committee by the Executive Committee which regularly reports to the Board of Directors and the Compensation Committee on compensation matters relating to other corporate officers. All corporate officers, top-level managers and many midlevel managers receive compensation determined by performance-based criteria, including both individual and team accomplishments.

                                   COMPENSATION COMMITTEE

                                   Paul A. Gilbert
                                   John W. McNevin
                                   Steven H. Price
                                   Norman V. Wagner II
                                   Paul R. Zippwald

                          REPORT OF THE AUDIT COMMITTEE

         Pursuant to a meeting of the Audit Committee on January 8, 2001, the Audit Committee reports that it has: (i) reviewed and discussed the Company's audited financial statements with management;(ii) discussed with the independent auditors the matters (such as the quality of the Company's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PricewaterhouseCoopers LLP that it is independent and written disclosures regarding such independence as required by Independence Standards Board No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ended November 3, 2000.


                                   AUDIT COMMITTEE

                                   Paul A. Gilbert
                                   John W. McNevin
                                   Steven H. Price
                                   Norman V. Wagner II
                                   Paul R. Zippwald, Chairman

                               PERFORMANCE GRAPHS

         The comparative stock performance graphs shown below compare the yearly change in cumulative value of Bridgford Foods Corporation's common stock with certain index values for both the five and ten year periods ended November 3, 2000. Both graphs set the beginning value of Bridgford common stock and the indexes at $100. All calculations assume reinvestment of dividends on a monthly basis. The peer group consists of thirteen companies, including the companies that comprised the Meat and Poultry Industry Group of Media General Financial Services. The group includes Bob Evans Farms, Inc.; Cagles', Inc.; Hormel Foods Corp.; IBP, Incorporated; Tyson Foods, Inc.; and others.

NOTE: The stock price performance shown on the following graphs is not necessarily indicative of future price performance.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG BRIDGFORD FOODS CORP., THE S & P 500 INDEX
                                AND A PEER GROUP

                                           11/03/95    11/01/96    10/31/97     10/30/98    10/29/99    11/03/00
                                           --------    --------    --------     --------    --------    --------
BRIDGFORD FOODS CORP.                       100.00       91.10      135.75       155.06      131.15      167.18
S & P 500                                   100.00      124.10      163.95       200.00      251.35      266.66
PEER GROUP                                  100.00       96.24      109.87       126.86      111.79       99.90



Source: Research Data Group
Assumes $100 invested November 3, 1995
Assumes dividends reinvested
Fiscal year ending November 3, 2000

             COMPARISON OF 10 YEAR CUMULATIVE TOTAL RETURN
            AMONG BRIDGFORD FOODS CORP., THE S & P 500 INDEX
                            AND A PEER GROUP

                        11/02/90  11/01/91  10/30/92  10/29/93  10/28/94  11/03/95  11/01/96  10/31/97  10/30/98  10/29/99  11/03/00
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
BRIDGFORD FOODS CORP.    100.00    202.68    235.79    163.44    163.11    154.57    140.81    209.83    239.59    202.64    258.32
S & P 500                100.00    133.50    146.79    168.72    175.25    221.58    274.98    363.29    443.17    556.94    590.86
PEER GROUP               100.00    135.49    149.48    168.25    189.56    225.33    216.85    247.57    285.85    251.89    225.10


Source: Research Data Group
Assumes $100 invested November 2, 1990
Assumes dividends reinvested
Fiscal year ending November 3, 2000

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no employment contracts and has no change in control agreements.

         No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Company is not aware of any transaction involving any member of the Compensation Committee that would require disclosure for "Compensation Committee Interlocks and Insider Participation".

                           RELATED PARTY TRANSACTIONS

         The Company is not aware of any related party transactions that would require disclosure.

                                   PROPOSAL 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has, subject to ratification by the shareholders, appointed PricewaterhouseCoopers as independent public accountants for the Company for the fiscal year commencing November 4, 2000. PricewaterhouseCoopers LLP has been the Company's independent public accountant since 1958.

         Proxies received in response to this solicitation will be voted in favor of the approval of such firm unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP will be present at the meeting and available for questions and will have the opportunity to make a statement if they so desire.

                               CUMULATIVE VOTING

         Every shareholder, or his proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his or her votes on the same principle among as many candidates as he thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. Other than in connection with the election of directors, an affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received at the Company's principal office no later than October 12, 2001 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         Additionally, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by December 26, 2001, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. .

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be acted upon at the meeting other than the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP. If, however, any other matter shall properly come before the meeting, the persons named in the proxy accompanying this statement will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                              FINANCIAL STATEMENTS

         The annual report of the Company for the fiscal year ended November 3, 2000 accompanies this proxy statement but is not a part of the proxy solicitation material.

                                        By order of the Board of Directors

                                        William L. Bridgford
                                        Secretary

February 9, 2001



--------------------------------------------------------------------------------
                                   FORM 10-K

The Corporation will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Corporation on Form 10-K for the fiscal year ended November 3, 2000, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on or about January 26, 2001. Requests for copies of such report should be directed to the Treasurer, Bridgford Foods Corporation, P.O. Box 3773, Anaheim, California 92803.
--------------------------------------------------------------------------------

                                    EXHIBIT A
                           BRIDGFORD FOODS CORPORATION
                             AUDIT COMMITTEE CHARTER


One committee of the board of directors will be known as the audit committee. Only independent directors will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should excuse himself from any decisions that might be influenced by that relationship.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the finance information that will be provided to the shareholders and others the systems of internal controls management and the board of directors have established and all audit processes.

                             GENERAL REPONSIBILITIES

1. The audit committee provides open avenues of communication among the internal auditors, the independent accountant and the board of directors.

2. The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The committee will meet at least four times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5. The committee will do whatever else the law, the company's charter or bylaws or the board of directors require.

            RESPONSIBILITIES FOR ENGAGING INPEPENDENT ACCOUNTANTS AND
                         APPOINTING THE INTERNAL AUDITOR


1. The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

3. The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

4. The audit committee will consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and procedural plans made by the internal auditors and the independent accountant.

5. The audit committee will listen to management and the primary independent auditor if either believes there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

6. The audit committee will make sure that the director of internal auditing and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.


           RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL
              EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL
                              FINANCIAL STATEMENTS


1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2. The audit committee will ask management, the director of internal auditing and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The audit committee will review the following with the independent accountant and the director of internal auditing.

     (a) The adequacy of the company's internal controls, including computerized information system controls and security.

     (b) Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them.

4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

     (a)  The company's annual financial statements and related footnotes.

     (b) The independent accountant's audit of and report on the financial statements.

     (c) The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit.

     (e) Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The audit committee will consider and review with management and the director of internal auditing:

     (a) Any significant findings during the year and management's responses to them.

     (b) Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

     (c) Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.

     (d)  The internal auditing department's budget and staffing.

     (e)  The internal auditing department's charter.

     (f) Whether the internal auditing department has complied with the Institute of Internal Auditing's Standards for the Professional Practice of Internal Auditing.

6. The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

7. The audit committee will review the interim financial reports with management, the independent accountant and the director of internal auditing before those interim reports are released to the public or filed with the SEC or other regulators.

8. The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

                            PERIODIC RESPONSIBILITIES

1.   Review and update the committee's charter annually.

2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.

3. Review, with the director of internal auditing and the independent accountant, the results of their examination of compliance with the company's code of conduct.

4. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

5. Meet with the director of internal auditing, the independent accountant and management in separate executive sessions to discuss matters the committee or these groups believe should be discussed privately with the audit committee.

                                        AUDIT COMMITTEE

                                        Paul A. Gilbert
                                        John W. McNevin
                                        Steven H. Price
                                        Norman V. Wagner II
                                        Paul R. Zippwald, Chairman

                          BRIDGFORD FOODS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      2001 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 14, 2001

The undersigned shareholder of BRIDGFORD FOODS CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 9, 2001, and hereby appoints Hugh Wm. Bridgford and Allan L. Bridgford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of BRIDGFORD FOODS CORPORATION, to be held on March 14, 2001 at 10:00 a.m., local time, at the Four Points Sheraton, 1500 South Raymond Avenue, Fullerton, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:
   FOR all nominees listed below (except as indicated) [ ]      WITHHOLD
   AUTHORITY (to vote for all nominees) [ ]

Hugh Wm. Bridgford       Allan L. Bridgford       Robert E. Schulze        Paul A. Gilbert
Richard A. Foster        Steven H. Price          Norman V. Wagner II      Paul R. Zippwald

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Hugh Wm. Bridgford       Allan L. Bridgford       Robert E. Schulze        Paul A. Gilbert
Richard A. Foster        Steven H. Price          Norman V. Wagner II      Paul R. Zippwald

2. PROPOSAL TO RATIFY APPOINTMENT OF PricewaterhouseCoopers LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 2001:
                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

and in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

                          (continued on reverse side)

                         (continued from reverse side)

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE EIGHT DIRECTOR NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

------------------------------------------------      # of shares
-------                                                                   Dated:
----------------------, 2001
          Name (Please Print)

                                                     ---------------------------
                                                             (Signature)

                                                     ---------------------------
                                                             (Signature)

                                                     (This Proxy should be
                                                     marked, dated and signed by
                                                     the shareholder(s) exactly
                                                     as his or her name appears
                                                     hereon, and returned
                                                     promptly in the enclosed
                                                     envelope. Persons signing
                                                     in a fiduciary capacity
                                                     should so indicate. If
                                                     shares are held by joint
                                                     tenants or as community
                                                     property, both should
                                                     sign.)